United States
                       Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) June 9, 2005
                                                           ------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-15535                 13-3115216
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(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                  File Number)           Identification No.)

                711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
                -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

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         (Former name or former address, if changed since last report.)

Item 2.02   Results of Operations and Financial Condition
            On June 9, 2005, Lakeland Industries, Inc. (the "Company") issued a press release announcing the Company's quarterly financial results for the reporting period ended April 30, 2005. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01   Financial Statements and Exhibits.
            (a) Not applicable.
            (b) Not applicable.
            (c) Exhibits. The following exhibit is being furnished herewith:
                99.1) Press Release of Lakeland Industries, Inc., dated June 9,
                      2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.


Date: June 9, 2005                          By:  /s/ Christopher J. Ryan
                                                 ----------------------------
                                                 Christopher J. Ryan
                                                 President

                                                 /s/Gary Pokrassa
                                                 ----------------------------
                                                 Gary Pokrassa
                                                 Chief Financial Officer

Table of Contents
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                                  EXHIBIT INDEX

Exhibit
Number                             Description
=======         ================================================================
 99.1           Text of press release issued by Lakeland Industries, Inc., dated
                June 9, 2005, titled "Lakeland Industries First Quarter Net
                Income Increases 20.2%."